                                                                    Exhibit 99.1

For Immediate Release                       Contact: Rubenstein Associates, Inc.
                                                                 Marcia Horowitz
                                                                  (212)-843-8014
Lone Star Steakhouse & Saloon, Inc.                                Nasdaq:  STAR
Third Quarter Fiscal Preliminary Unaudited Earnings Release
Wichita, Kansas                                                 October 16, 2006

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary  unaudited operating results for the twelve week third quarter ended
September 5, 2006.

Income from continuing  operations for the third quarter decreased to $42,000 or
$0.00  per share  ($0.00  diluted)  from  $2,096,000  or $0.10 per share  ($0.07 diluted) in the prior year.  Year-to-date income from continuing  operations was
$10,209,000  or $0.49 per share ($0.46  diluted) down from  $19,024,000 or $0.93 per share ($0.85 diluted) last year.

Included in income from  continuing  operations  for the third quarter of fiscal
2006 and 2005 was non-cash stock  compensation  expense of $923,000 and $36,000, respectively, which net of applicable income taxes, had the effect of decreasing net income by $650,000 and $173,000,  respectively.  The year-to-date net effect of non-cash  stock  compensation  decreased  net income  $1,690,000  in 2006 and
$1,326,000 in 2005.  Additionally,  income from  continuing  operations  for the third  quarter  of  fiscal  2006  included  approximately  $2,712,000  in merger expenses and  $1,823,000 for  impairment  expense on six Lone Star  Steakhouse &
Saloon  restaurants  closed early in the fourth  quarter.  Fiscal 2005  included approximately  $2,653,000  of expense for  disaster  relief  donation and losses related to Hurricane Katrina.

For the third  quarter,  revenue from  continuing  operations  decreased 1.1% to
$138,407,000 from $139,992,000 in the prior year and year-to-date  revenues from continuing  operations  increased 1.5% to $445,832,000  from  $439,069,000  last year.

Net income for the third quarter was $214,000 or $0.01 per share ($0.01 diluted)
compared to $964,000 or $0.05 per share ($0.02 diluted) last year.  Year-to-date net income was  $9,395,000  or $0.45 per share ($0.42  diluted)  compared to net income of $17,129,000 or $0.84 per share ($0.76 diluted) in 2005.

Comparable store sales growth (decline) by concept:

                                                      Twelve-Weeks            Thirty-six Weeks             Four-Weeks
                      Concept                            Ended                     Ended                     Ended
------------------------------------------    ----------------------------------------------------------------------------
                                                 Sept. 5,     Sept. 6,     Sept. 5,     Sept. 6,      Oct. 3,      Oct. 4,
                                                   2006         2005         2006         2005         2006         2005
                                                   ----         ----         ----         ----         ----         ----
Lone Star Steakhouse & Saloon                 (9.4)%       (0.6)%       (4.0)%       (2.3)%       (9.9)%       (4.7)%
Sullivan's Steakhouse                              3.1%         2.0%         4.6%         1.6%         2.9%         4.2%
Del Frisco's Double Eagle Steak House              9.9%         6.4%         9.9%         7.8%         9.6%         6.6%
Texas Land & Cattle Steak House                1.5%         0.7%         2.5%         3.5%        (0.6)%        0.4%
  Total Company                                   (5.1)%        0.5%        (1.0)%       (0.4)%       (5.1)%       (1.9)%

In addition to the numerous economic factors impacting  discretionary income for many casual dining consumers,  the Lone Star restaurants' comparable store sales were adversely  affected by the Company's decision to reduce print pieces in its direct mail advertising  program by 68% compared to the third quarter last year, and to discontinue discount coupon marketing.  The Company believes the discount coupon  marketing  program  utilizing  direct mail and free standing inserts has become  ineffective  due to  proliferation  of these offers in the casual dining segment.  The Company's expense for the NASCAR  sponsorship in the third quarter of 2006  was  $1,392,000  bringing  year to date  NASCAR  sponsorship  costs  to
$4,308,000.  For the third quarter,  guest counts for the Lone Star Steakhouse &
Saloon restaurants were down by 7.5% and check average was down by 1.9%.

Thus far in fiscal 2006, seven new Lone Star Steakhouse & Saloon restaurants and three new Texas Land & Cattle Steak House  ("Texas  Land & Cattle")  restaurants have opened. During this same time period, the Company closed 40 underperforming
Lone Star  restaurants.  Thirty-four of these restaurants were closed during the thirty-six week period ended September 5, 2006 and their related  operations are included in discontinuing operations. The Company continues to review all of its
Lone Star Steakhouse & Saloon  restaurants for  underperforming  restaurants and possible closings.

The Company has plans to open an  additional  16 Lone Star  Steakhouse  & Saloon restaurants and four Texas Land and Cattle  restaurants  during the remainder of
2006  or  2007.  There  are  also  plans  to  open  four  Sullivan's  Steakhouse restaurants  and two Del Frisco's  Double Eagle Steak House  restaurants  during this time period.

The sales  volumes for the last nine Lone Star  Steakhouse & Saloon  restaurants opened  since  April  2004 and  opened  for more than  four  weeks  ranged  from
$2,245,000 to $3,900,000 on an annualized basis and average $2,937,000  compared to $1,910,000 for the older Lone Star restaurants.  The new Lone Star Steakhouse
& Saloon restaurants  annualized average volume has declined from the previously mentioned annualized rate of approximately $3,400,000.

The two new Texas Land & Cattle Steak Houses opened during the third quarter had annualized  store volumes  ranging from  $2,696,000  to $4,520,000  and averaged
$3,718,000  compared to $3,199,000  for the original  twenty Texas Land & Cattle
Steak House units.

During the third  quarter,  the  Company  did not  repurchase  any shares of its
common  stock.  The  current  repurchase   authorization  has  2,026,000  shares
remaining.

On August 18,  2006,  the Company  announced  it had entered  into a  definitive agreement to be acquired by  affiliates of Lone Star Funds for $27.10 per share, in cash.  The Company's  Board of Directors  approved the agreement in a special meeting  on August  18,  2006.  The  transaction  is  subject  to the  Company's stockholders  approving the transaction and other customary  conditions,  and is expected to be completed during the fourth quarter of 2006.

Neither Lone Star Funds nor its  affiliates,  despite the similarity in name, is an affiliate or  associate  of Lone Star  Steakhouse & Saloon,  Inc. and neither
Lone  Star  Funds  nor its  affiliates  have any  relationship  with  Lone  Star
Steakhouse  & Saloon,  Inc.,  except with  respect to the merger  agreement.  No members of the  management  or the Board of Directors of Lone Star  Steakhouse &
Saloon, Inc. will be participating with Lone Star Funds or its affiliates in the purchase of Lone Star Steakhouse & Saloon, Inc.

In  addition,  the Company  announced  in view of the pending  transaction,  the
Company does not  anticipate  paying a cash dividend for the 2006 third quarter, but intends to  subsequently  pay such dividend to its  stockholders  if for any reason the transaction is not consummated.

The Company expects to provide a proxy statement to its  stockholders as soon as practicable. There can be no assurance that the transaction will be completed.

For interested parties, there will be a conference call with management at 10:00
AM Central Time on  Wednesday,  October 18, 2006 to discuss  this third  quarter earnings release. The call in number is (719)-457-2642 and the confirmation code is 2716844. A recorded replay of the conference call will be available from 1:00
PM Central Time on October 18, 2006 thru midnight  October 31, 2006.  The replay call in number is (719)-457-0820  and the confirmation code is 2716844. A listen only connection to the conference call, as well as the replay, will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

Lone Star currently owns and operates 217 domestic Lone Star Steakhouse & Saloon restaurants,  15 Sullivan's  Steakhouse  restaurants;  five Del Frisco's  Double
Eagle Steak House  restaurants,  one Frankie's  Italian Grille restaurant and 23
Texas Land & Cattle Steak House restaurants. Licensees operate four domestic and
13  international  Lone Star  restaurants,  and one domestic Del Frisco's Double
Eagle Steak House restaurant.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein,  including  future  operating  performance,  comparable  sales  and  the development plans of the Company,  are reasonable,  any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements contained in the press release will prove to be accurate.

                       LONE STAR STEAKHOUSE & SALOON, INC.
   UNAUDITED SUMMARY FINANCIAL DATA FOR THE THIRD QUARTER OF FISCAL YEAR 2006
                   (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)

                                                           Sept. 5     Dec. 27
                                                            2006         2005
                                                         ----------- -----------
Current Assets:
   Cash, cash equivalents and S-T investments             $ 56,061     $ 63,602
   Other current assets                                     58,718       69,583
                                                          --------     --------
Total current assets                                       114,779      133,185
Property and equipment, net                                338,178      318,514
Intangibles and other assets                                66,964       66,114
                                                          --------     --------
                                                          $519,921     $517,813
                                                          ========     ========

Current liabilities                                       $ 67,812     $ 69,916
Noncurrent liabilities                                      36,239       35,556
Stockholders' equity                                       415,870      412,341

                                                          ------------------------------------ -------------------------------------
                                                               For the twelve weeks ended         For the thirty-six weeks ended
                                                          ------------------------------------ -------------------------------------
                                                          September 5, 2006  September 6, 2005 September 5, 2006  September 6, 2005
                                                          -----------------  ----------------- -----------------  ------------------
                                                               $       %          $      %          $       %          $       %
                                                          ---------- -----   --------- -----   ---------- -----   ---------- -----
Net Sales                                                 $ 138,407  100.0   $ 139,992 100.0   $ 445,832  100.0   $ 439,069  100.0
Costs and expenses:
   Costs of sales                                            47,773   34.5      48,572  34.7     158,725   35.6     152,445   34.7
   Restaurant operating expenses                             72,193   52.2      71,483  51.1     223,181   50.1     209,318   47.7
   Depreciation and amortization                              4,676    3.4       4,178   3.0      13,368    3.0      12,311    2.8
   Impairments                                                1,823    1.3        --     0.0       1,823    0.4        --      0.0
                                                          ---------  -----   --------- -----   ---------  -----   ---------  -----
     Restaurant costs and expenses                          126,465   91.4     124,233  88.8     397,097   89.1     374,074   85.2
General and administrative expenses                          10,822    7.8      10,620   7.6      33,817    7.6      34,599    7.9
Disaster Relief payment and Hurricane Losses                   --      0.0       2,653   1.8        --      0.0       2,653    0.6
Merger expenses                                               2,712    2.0        --     0.0       2,712    0.6        --      0.0
                                                          ---------  -----   --------- -----   ---------  -----   ---------  -----
Income (loss) from operations                                (1,592)  (1.2)      2,486   1.8      12,206    2.7      27,743    6.3
Other income                                                  1,471    1.1         584   0.4       2,408    0.6         796    0.2
                                                          ---------  -----   --------- -----   ---------  -----   ---------  -----
Income (loss) - from continuing - before income taxes          (121)  (0.1)      3,070   2.2      14,614    3.3      28,539    6.5
Provision (benefit) for income taxes                           (163)  (0.1)        974   0.7       4,405    1.0       9,515    2.2
                                                          ---------  -----   --------- -----   ---------  -----   ---------  -----
Income - from continuing operations                              42    0.0       2,096   1.5      10,209    2.3      19,024    4.3
Income (Loss) - from discontinued operations - Net of tax       172    0.2      (1,132) (0.8)     (1,415)  (0.3)     (1,895)  (0.4)
                                                          ---------  -----   --------- -----   ---------  -----   ---------  -----
Income before cumulative effect of accounting change            214    0.2         964   0.7       8,794    2.0      17,129    3.9
Cumulative effect of accounting change, net of tax             --      0.0        --     0.0         601    0.1        --      0.0
                                                          ---------  -----   --------- -----   ---------  -----   ---------  -----
Net Income                                                $     214    0.2   $     964   0.7   $   9,395    2.1   $  17,129    3.9
                                                          =========  =====   ========= =====   =========  =====   =========  =====

Basic income (loss) per share:
   Continuing operations                                  $    --            $    0.10         $    0.49          $    0.93
   Discontinued operations                                     0.01              (0.05)            (0.07)             (0.09)
   Cumulative effect of accounting change                      --                 --                0.03               --
                                                          ---------          ---------         ---------          ---------
Basic income per share                                    $    0.01          $    0.05         $    0.45          $    0.84
                                                          =========          =========         =========          =========

Diluted income (loss) per share:
   Continuing operations                                  $    --            $    0.07         $    0.46          $    0.85
   Discontinued operations                                     0.01              (0.05)            (0.06)             (0.09)
   Cumulative effect of accounting change                      --                 --                0.02               --
                                                          ---------          ---------         ---------          ---------
Diluted income per share                                  $    0.01          $    0.02         $    0.42          $    0.76
                                                          =========          =========         =========          =========
Average shares outstanding - Basic                       21,115,480         20,476,453        20,861,742         20,380,647
Average shares outstanding - Diluted                     22,405,514         22,452,700        22,314,313         22,424,990

Continuing restaurants included at end of period                265                256               265                256

Comparable sales growth (decline)                            (5.1)%               0.4%            (1.0)%             (0.5)%

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                                   (UNAUDITED)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP  financial  measures used by  management,  as well as some industry analysts, to measure operating performance.  We believe that presenting adjusted
EBITDA from  continuing  operations  is useful to investors  because the measure excludes infrequent charges related to specific non-recurring  transactions,  as we believe that these items are not indicative of our operating performance.  We believe  that  EBITDA  from  continuing  operations  and  adjusted  EBITDA  from continuing  operations  are useful  supplements  to net income and other  income statement data in  understanding  income from  operations that best reflects our operating performance.

When  evaluating  EBITDA from  continuing  operations  and adjusted  EBITDA from continuing operations, investors should consider, among other things, increasing and decreasing  trends in EBITDA from continuing  operations and adjusted EBITDA from continuing  operations.  However, these measures should not be construed as alternatives to operating  income (as an indicator of operating  performance) or cash provided by operating  activities (as a measure of liquidity) as determined in accordance  with GAAP.  All companies do not calculate  adjusted  EBITDA from continuing operations in the same manner. Accordingly,  the adjusted EBITDA from continuing  operations  measures  presented  below  may  not  be  comparable  to similarly titled measures of other companies.

As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

                                                          ------------------------------------ -------------------------------------
                                                               For the twelve weeks ended         For the thirty-six weeks ended
                                                          ------------------------------------ -------------------------------------
                                                          September 5, 2006  September 6, 2005 September 5, 2006  September 6, 2005
                                                          -----------------  ----------------- -----------------  ------------------

     (dollars in thousands)

Income from continuing operations                             $     42           $  2,096          $ 10,209           $ 19,024
   Adjustments:
     Interest expense, net                                        --                 --                --                 --
     Income tax expense (benefit)                                 (163)               974             4,405              9,515
     Depreciation, amortization and impairments                  7,235              4,902            17,422             14,400
                                                              --------           --------          --------           --------
EBITDA from continuing operations                             $  7,114           $  7,972          $ 32,036           $ 42,939
                                                              --------           --------          --------           --------
   Adjustments:
     Non-cash stock based compensation                             923                 36             2,269              1,677
     Disaster relief payment and hurricane Losses                 --                2,653              --                2,653
     Merger expenses                                             2,712               --               2,712               --
                                                              --------           --------          --------           --------
Adjusted EBITDA from continuing operations                    $ 10,749           $ 10,661          $ 37,017           $ 47,269
                                                              ========           ========          ========           ========